*** CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Corporate & Institutional Banking NAB Place Level 17, 395 Bourke Street Melbourne VIC 3000 AUSTRALIA

3 November 2021

To: Reading Entertainment Australia Pty Ltd ACN [***](“Borrower”) and each Guarantor as defined the Corporate Markets Loan & Bank Guarantee Facility Agreement between National Australia Bank Limited and Reading Entertainment Australia Group dated on or about the date of this Transactional Facility Side Letter

TRANSACTIONAL FACILITY SIDE LETTER

We refer to prior correspondence and advise that the purpose of this letter is to confirm and detail the terms of the transactional facilities provided by National Australia Bank Limited (“NAB”) to you as follows:

1.TRANSACTIONAL FACILITY

FACILITY 1: ELECTRONIC CHANNEL LIMIT

Facility:	Merchant Acquiring Facility
Borrower:	Reading Entertainment Australia Pty Ltd ACN [***]
Facility Limit:	$2,073,281.00
Expiry Date:	31 December 2022
Other Conditions:	As contained in the Merchant Agreement documented separately.

1.	CONFIRMATION

Please confirm your agreement to the matters set out above by dating and signing the enclosed copy of this letter and returning it to NAB.

2.	GENERAL
(a)	Each party agrees that this letter is governed by the law in force in Victoria and submits to the non- exclusive jurisdiction of that place.

(b)	This letter may be executed in counterparts and the counterparts taken together constitute one and the same instrument.

EXECUTED as a Deed

SIGNED, SEALED and DELIVERED for NATIONAL AUSTRALIA BANK LIMITED ABN [***] under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

CONFIRMATION AND AGREEMENT

To:National Australia Bank Limited The Borrower and each Original Guarantor:

(a)	acknowledges it has read this letter and understands and agrees to be bound by the terms of this letter;

(b)	confirms that each Transactional Facility to which it is a party remains in full force and effect (subject to the terms of this letter); and

Each Transaction Party accepts and agrees to the terms of this letter by signing below.

EXECUTED by READING ENTERTAINMENT	)
AUSTRALIA PTY LTD ACN [***] in	)
accordance with section 127(1) of the	)
Corporations Act 2001 (Cwlth) by authority of	)
its directors:	)
)
)
)
)
Signature of director	)	Signature of director/company secretary*
	)	*delete whichever is not applicable
)
Ellen M. Cotter		Andrzej Matyczynski

Name of director (block letters)		Name of director/company secretary* (block letters)
*delete whichever is not applicable

EXECUTED by each of

AUSTRALIA COUNTRY CINEMAS PTY LTD ACN [***];

AUSTRALIAN EQUIPMENT SUPPLY PTY LTD ACN [***];

BURWOOD DEVELOPMENTS PTY LTD ACN [***];

EPPING CINEMAS PTY LTD ACN [***];

HOTEL  NEWMARKET PTY LTD ACN [***];

NEWMARKET PROPERTIES PTY LTD ACN [***];

NEWMARKET PROPERTIES NO. 2 PTY LTD ACN [***];

NEWMARKET PROPERTIES #3 PTY LTD ACN [***];

READING AUBURN PTY LTD ACN [***];

READING AUSTRALIA LEASING (E&R) PTY LTD ACN [***]; READING BELMONT PTY LTD ACN [***];

READING BUNDABERG 2012 PTY LTD ACN [***];

READING CHARLESTOWN PTY LTD ACN [***];

READING CINEMAS PTY LTD ACN [***];

READING CINEMAS MANAGEMENT PTY LTD ACN [***];

STATE CINEMA HOBART PTY LTD ACN [***];

READING DANDENONG PTY LTD ACN [***];

READING ELIZABETH PTY LTD ACN [***];

READING EXHIBITION PTY LTD ACN [***];

READING LICENCES PTY LTD ACN [***];

READING MAITLAND PTY LTD ACN [***];

READING MELTON PTY LTD ACN [***];

READING PROPERTIES PTY LTD [***];

READING PROPERTIES INDOOROOPILLY PTY LTD ACN [***] AS TRUSTEE FOR THE LANDPLAN PROPERTY  PARTNERS DISCRETIONARY TRUST;

READING PROPERTIES TARINGA PTY LTD ACN [***] AS TRUSTEE FOR THE READING PROPERTY PARTNERS NO. 1 DISCRETIONARY TRUST;

READING PROPERTY HOLDINGS PTY LTD ACN [***];

READING ROUSE HILL PTY LTD ACN [***];

READING SUNBURY PTY LIMITED ACN [***];

RHODES PENINSULA CINEMA PTY LIMITED ACN [***];

WESTLAKES CINEMA PTY LTD ACN [***];

A.C.N. 143 633 096 PTY LTD ACN [***]; READING CANNON PARK PTY LTD ACN [***]; READING JINDALEE PTY LTD ACN  [***]; READING  DEVONPORT PTY LTD ACN [***];

READING SOUTH CITY SQUARE PTY LTD ACN [***]; READING TRARALGON PTY LTD ACN  [***]; and

READING BURWOOD PTY LTD ACN [***],

in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of each of its directors:

Signature of director	Signature of director

Ellen M. Cotter	Andrzej Matyczynski

Name of director (block letters)	Name of director (block letters)

Each person signing above certifies that his/her signature is to be treated as constituting a separate signing as director/company secretary (as specified) of each entity listed above respectively.

EXECUTED by each of

ANGELIKA ANYWHERE PTY LTD ACN [***];

READING ALTONA PTY LTD CAN [***]; and

READING CINEMAS AUBURN PTY LTD ACN [***] (FORMERLY READING ALPHINGTON PTY LTD),

in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of each of its directors:

Signature of director	Signature of director

Ellen M. Cotter	Margaret Cotter

Name of director (block letters)	Name of director (block letters)

Each person signing above certifies that his/her signature is to be treated as constituting a separate signing as director of each entity listed above  respectively.